Exhibit 24

                                POWER OF ATTORNEY

     I hereby appoint W. Stephen Cannon or W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 2004 and any amendment which such attorney-in-fact may deem appropriate or necessary.

                                             Signature:    /s/Ronald M. Brill
                                             Print Name:  Ronald M. Brill
                                             Title:         Director




                                                                      Exhibit 24

                               POWER OF ATTORNEY

     I hereby appoint W. Stephen Cannon or W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 2004 and any amendment which such attorney-in-fact may deem appropriate or necessary.

                                              Signature:  /s/Carolyn H. Byrd
                                              Print Name:  Carolyn H. Byrd
                                              Title:       Director




                                                                      Exhibit 24

                                POWER OF ATTORNEY

     I hereby appoint W. Stephen Cannon or W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 2004 and any amendment which such attorney-in-fact may deem appropriate or necessary.


                                                     Signature:  /s/Alan Kane
                                                     Print Name:  Alan Kane
                                                     Title:       Director




                                                                      Exhibit 24

                                POWER OF ATTORNEY

     I hereby appoint W. Stephen Cannon or W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 2004 and any amendment which such attorney-in-fact may deem appropriate or necessary.

                                            Signature:  /s/Richard N. Cooper
                                            Print Name:  Richard N. Cooper
                                            Title:       Director




                                                                      Exhibit 24

                                POWER OF ATTORNEY

     I hereby appoint W. Stephen Cannon or W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 2004 and any amendment which such attorney-in-fact may deem appropriate or necessary.

                                             Signature:  /s/Barbara S. Feigin
                                             Print Name:  Barbara S. Feigin
                                             Title:       Director




                                                                      Exhibit 24

                                POWER OF ATTORNEY

     I hereby appoint W. Stephen Cannon or W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 2004 and any amendment which such attorney-in-fact may deem appropriate or necessary.

                                            Signature:  /s/James F. Hardymon
                                            Print Name:  James F. Hardymon
                                            Title:       Director




                                                                      Exhibit 24

                                POWER OF ATTORNEY

     I hereby appoint W. Stephen Cannon or W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 2004 and any amendment which such attorney-in-fact may deem appropriate or necessary.

                                              Signature:  /s/Allen B. King
                                              Print Name:  Allen B. King
                                              Title:       Director




                                                                      Exhibit 24

                                POWER OF ATTORNEY

     I hereby appoint W. Stephen Cannon my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 2004 and any amendment which such attorney-in-fact may deem appropriate or necessary.


                                       Signature:  /s/W. Alan McCollough
                                       Print Name:  W. Alan McCollough
                                       Title:       Chairman, President and
                                                    Chief Executive Officer




                                                                      Exhibit 24

                                POWER OF ATTORNEY

     I hereby appoint W. Stephen Cannon or W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 2004 and any amendment which such attorney-in-fact may deem appropriate or necessary.

                                             Signature:  /s/E. V. Goings
                                             Print Name:  E. V. Goings
                                             Title:       Director




                                                                      Exhibit 24

                                POWER OF ATTORNEY

     I hereby appoint W. Stephen Cannon or W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 2004 and any amendment which such attorney-in-fact may deem appropriate or necessary.

                                            Signature:  /s/Mikael Salovaara
                                            Print Name:  Mikael Salovaara
                                            Title:       Director




                                                                      Exhibit 24

                                POWER OF ATTORNEY

     I hereby appoint W. Stephen Cannon or W. Alan McCollough my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 2004 and any amendment which such attorney-in-fact may deem appropriate or necessary.

                                          Signature:  /s/Carolyn Y. Woo
                                          Print Name:  Carolyn Y. Woo
                                          Title:       Director